UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/18

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Fund Incorporated

SEMIANNUAL REPORT June 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Fund Incorporated	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by Elizabeth Slover, David Sealy, Leigh Todd, and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, The Dreyfus Fund Incorporated produced a total return of 3.27%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 2.65% for the same period.2

High levels of market volatility, exacerbated by inflationary pressures and international trade conflicts, constrained stock market gains during the reporting period. The fund outperformed the Index largely due to favorable security selections in the industrials, consumer staples, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies. The fund may invest up to 20% of its assets in foreign securities. In choosing stocks, we focus on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles. We attempt to measure a security’s intrinsic value by analyzing “real” data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and select stocks based on value, growth, and financial profile.

Stocks Fluctuated Amid Uncertainty

Stocks encountered heightened levels of market volatility during the reporting period in response to rapidly shifting investor sentiment. Domestic economic expansion and passage of major, business-friendly tax reforms drove stocks sharply higher in January 2018, enabling the Index to reach new record highs. In February, however, stocks plunged as volatility soared in response to rising wage pressures, which, along with other indicators, signaled a possible uptick in inflation. Although the market recovered ground as these concerns eased through the rest of February, March saw another decline due to escalating trade tensions between the United States and its trading partners.

Positive U.S. economic data continued to accrue during the second half of the reporting period. Although stocks gradually recovered, the market’s advance was limited by concerns related to tariffs imposed by the U.S. government on Chinese imports, followed by Chinese retaliation and the threat of additional tariffs. The industrials and materials sectors were hit particularly hard by escalating trade tensions. Interest rate-sensitive market sectors also lagged market averages. In contrast, information technology and consumer discretionary stocks fared relatively well.

Individual Stock Selections Drove Fund Outperformance

Among industrial stocks, the fund avoided General Electric, 3M, and most other lagging conglomerates, focusing instead on carefully selected machinery stocks, such as instrument maker Fortive, which reported strong performance across its entire range of global businesses. Favorable timing of the fund’s sale of power management firm Eaton further enhanced relative returns in the industrials sector. Although a few food and beverage holdings, such as Kraft Heinz and PepsiCo, detracted from returns in the consumer staples sector, the fund outperformed

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

sector averages due to underweighted exposure to relatively weak tobacco and household products companies, as well as overweighted exposure to membership warehouse operator Costco Wholesale. In the energy sector, the fund’s emphasis on well-positioned companies leveraged to higher oil prices, such as Valero Energy and EOG Resources, bolstered relative performance. Another top holding, online retailer Amazon.com, continued to gain market share in its established markets while making progress toward establishing footholds in new ones, such as grocery and pharmaceutical sales.

On a more negative note, the fund lagged the Index in the consumer discretionary sector, largely due to disappointing returns from discount retailer Dollar Tree and auto parts maker O’Reilly Automotive. Among financial stocks, asset management firm Ameriprise Financial took a toll on relative returns after the company reported headwinds from its long-term care insurance business. Another notably weak holding, cable services provider Charter Communications, pulled back after reporting a mixed quarter. Revenue and earnings growth is accelerating, yet investors can’t seem to look past video subscription losses despite no real impact to earnings.

Positioned for Further Gains

We believe the U.S. economy’s robust rate of expansion and rising corporate earnings, along with recent business-friendly changes to the tax code, set the stage for further market advances over the second half of 2018. As of the end of the reporting period, we have positioned the fund to benefit from constructive market conditions through an overweight to the information technology sector and mildly overweighted exposure to select stocks in the industrials, energy, and telecommunication services sectors where companies leveraged to rising corporate capital spending and increased federal defense spending could benefit. On the other hand, the fund holds underweighted exposure to the consumer staples sector, which may face headwinds due to trade uncertainties and decelerating growth in the emerging markets. The fund has also allocated relatively few assets to investments in the real estate and utilities sectors.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018

Expenses paid per $1,000†	$3.58
Ending value (after expenses)	$1,032.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018

Expenses paid per $1,000†	$3.56
Ending value (after expenses)	$1,021.27

† Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.7%
Automobiles & Components - 1.6%
Aptiv	213,035		19,520,397
Banks - 7.1%
JPMorgan Chase & Co.	353,746		36,860,333
PNC Financial Services Group	196,090		26,491,759
U.S. Bancorp	465,253		23,271,955
			86,624,047
Capital Goods - 8.0%
Fortive	282,553		21,787,662
Honeywell International	198,363		28,574,190
Raytheon	116,467		22,499,095
United Technologies	206,102		25,768,933
			98,629,880
Consumer Services - 3.0%
Las Vegas Sands	248,937		19,008,829
McDonald's	110,052		17,244,048
			36,252,877
Diversified Financials - 3.9%
Ameriprise Financial	198,703		27,794,576
Cboe Global Markets	193,876		20,176,675
			47,971,251
Energy - 6.8%
EOG Resources	234,956		29,235,575
Halliburton	550,601		24,810,081
Valero Energy	269,947		29,918,226
			83,963,882
Food & Staples Retailing - 1.3%
Costco Wholesale	75,127		15,700,041
Food, Beverage & Tobacco - 2.0%
PepsiCo	226,713		24,682,244
Health Care Equipment & Services - 7.4%
Abbott Laboratories	396,678		24,193,391
Boston Scientific	635,424	[a]	20,778,365
CVS Health	237,499		15,283,061
UnitedHealth Group	121,764		29,873,580
			90,128,397
Insurance - 2.8%
Progressive	585,244		34,617,183
Materials - 3.0%
Ecolab	128,417		18,020,758
Praxair	121,865		19,272,950
			37,293,708

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Media - .9%
Charter Communications, Cl. A	38,352	[a]	11,245,190
Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
Biogen	54,051	[a]	15,687,762
Illumina	73,959	[a]	20,656,009
Johnson & Johnson	114,815		13,931,652
Merck & Co.	407,713		24,748,179
			75,023,602
Retailing - 6.3%
Amazon.com	34,520	[a]	58,677,096
O'Reilly Automotive	65,780	[a]	17,995,435
			76,672,531
Semiconductors & Semiconductor Equipment - 3.9%
Broadcom	93,421		22,667,671
Texas Instruments	224,154		24,712,979
			47,380,650
Software & Services - 21.2%
Adobe Systems	86,050	[a]	20,979,851
Alphabet, Cl. C	27,148	[a]	30,287,666
Facebook, Cl. A	102,263	[a]	19,871,746
International Business Machines	161,262		22,528,301
Microsoft	553,376		54,568,407
Oracle	441,402		19,448,172
PayPal Holdings	290,342	[a]	24,176,778
salesforce.com	219,927	[a]	29,998,043
Visa, Cl. A	289,685		38,368,778
			260,227,742
Technology Hardware & Equipment - 6.7%
Apple	282,324		52,260,996
Cisco Systems	697,551		30,015,620
			82,276,616
Telecommunication Services - 2.5%
Verizon Communications	612,760		30,827,956
Transportation - 2.1%
Union Pacific	180,888		25,628,212
Utilities - 1.1%
NextEra Energy	77,727		12,982,741
Total Common Stocks (cost $874,622,370)			1,197,649,147

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Other Investment - 2.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $26,494,339)	1.83	26,494,339	[b]	26,494,339
Total Investments (cost $901,116,709)		99.8%		1,224,143,486
Cash and Receivables (Net)		.2%		2,102,141
Net Assets		100.0%		1,226,245,627

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	21.2
Capital Goods	8.0
Health Care Equipment & Services	7.4
Banks	7.1
Energy	6.8
Technology Hardware & Equipment	6.7
Retailing	6.3
Pharmaceuticals, Biotechnology & Life Sciences	6.1
Diversified Financials	3.9
Semiconductors & Semiconductor Equipment	3.9
Materials	3.0
Consumer Services	3.0
Insurance	2.8
Telecommunication Services	2.5
Money Market Investment	2.1
Transportation	2.1
Food, Beverage & Tobacco	2.0
Automobiles & Components	1.6
Food & Staples Retailing	1.3
Utilities	1.1
Media	.9
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	13,009,839	93,257,327	79,772,827	26,494,339	2.1	274,943

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	874,622,370	1,197,649,147
Affiliated issuers	26,494,339	26,494,339
Receivable for investment securities sold		3,119,524
Dividends and securities lending income receivable		438,284
Receivable for shares of Common Stock subscribed		250
Prepaid expenses		20,140
		1,227,721,684
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		749,038
Cash overdraft due to Custodian		254,397
Payable for shares of Common Stock redeemed		421,967
Accrued expenses		50,655
		1,476,057
Net Assets ($)		1,226,245,627
Composition of Net Assets ($):
Paid-in capital		848,771,303
Accumulated undistributed investment income—net		599,739
Accumulated net realized gain (loss) on investments		53,847,808
Accumulated net unrealized appreciation (depreciation) on investments		323,026,777
Net Assets ($)		1,226,245,627
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		104,103,732
Net Asset Value Per Share ($)		11.78

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,775,256
Affiliated issuers	274,943
Income from securities lending—Note 1(b)	15,515
Total Income	10,065,714
Expenses:
Management fee—Note 3(a)	4,042,152
Shareholder servicing costs—Note 3(b)	239,927
Professional fees	62,334
Registration fees	17,324
Loan commitment fees—Note 2	13,990
Prospectus and shareholders’ reports	13,917
Custodian fees—Note 3(b)	4,709
Directors’ fees and expenses—Note 3(c)	3,602
Miscellaneous	15,629
Total Expenses	4,413,584
Less—reduction in fees due to earnings credits—Note 3(b)	(15,985)
Net Expenses	4,397,599
Investment Income—Net	5,668,115
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,076,172
Net unrealized appreciation (depreciation) on investments	(19,228,714)
Net Realized and Unrealized Gain (Loss) on Investments	34,847,458
Net Increase in Net Assets Resulting from Operations	40,515,573

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	5,668,115	9,688,436
Net realized gain (loss) on investments	54,076,172	68,292,093
Net unrealized appreciation (depreciation) on investments	(19,228,714)	137,449,206
Net Increase (Decrease) in Net Assets Resulting from Operations	40,515,573	215,429,735
Distributions to Shareholders from ($):
Investment income—net	(5,512,043)	(10,596,109)
Net realized gain on investments	(9,478,419)	(97,816,179)
Total Distributions	(14,990,462)	(108,412,288)
Capital Stock Transactions ($):
Net proceeds from shares sold	3,636,971	5,953,240
Distributions reinvested	13,569,535	98,442,920
Cost of shares redeemed	(48,519,914)	(98,237,463)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(31,313,408)	6,158,697
Total Increase (Decrease) in Net Assets	(5,788,297)	113,176,144
Net Assets ($):
Beginning of Period	1,232,033,924	1,118,857,780
End of Period	1,226,245,627	1,232,033,924
Undistributed investment income—net	599,739	443,667
Capital Share Transactions (Shares):
Shares sold	308,461	531,308
Shares issued for distributions reinvested	1,188,637	8,776,482
Shares redeemed	(4,108,347)	(8,778,785)
Net Increase (Decrease) in Shares Outstanding	(2,611,249)	529,005

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2018		Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.55	10.54	10.68	11.63	11.89	9.80
Investment Operations:
Investment income—net[a]	.05	.09	.11	.09	.07	.10
Net realized and unrealized gain (loss) on investments	.32	1.97	.67	.16	1.05	3.04
Total from Investment Operations	.37	2.06	.78	.25	1.12	3.14
Distributions:
Dividends from investment income—net	(.05)	(.10)	(.11)	(.09)	(.07)	(.10)
Dividends from net realized gain on investments	(.09)	(.95)	(.81)	(1.11)	(1.31)	(.95)
Total Distributions	(.14)	(1.05)	(.92)	(1.20)	(1.38)	(1.05)
Net asset value, end of period	11.78	11.55	10.54	10.68	11.63	11.89
Total Return (%)	3.27[b]	20.12	7.23	2.08	9.47	32.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[c]	.75	.76	.75	.75	.74
Ratio of net expenses to average net assets	.71[c]	.75	.76	.75	.75	.74
Ratio of net investment income to average net assets	.92[c]	.82	1.01	.76	.61	.85
Portfolio Turnover Rate	18.42[b]	40.41	68.83	55.82	44.19	72.91
Net Assets, end of period ($ x 1,000)	1,226,246	1,232,034	1,118,858	1,454,226	1,519,508	1,478,073

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	1,197,649,147	-	-	1,197,649,147
Registered Investment Company	26,494,339	-	-	26,494,339

† See Statement of Investments for additional detailed categorizations.

At June 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $3,383 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $19,684,262 and long-term capital gains $88,728,026. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion. The effective management fee rate during the period ended June 30, 2018 was .65%.

The Agreement also provides for an expense reimbursement from Dreyfus should the fund’s aggregate expenses (excluding taxes and brokerage commissions) exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended June 30, 2018, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $112,941 for transfer agency services and $15,982 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $15,982.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $4,709 pursuant to the custody agreement. These fees were partially offset by earnings credits of $3.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $677,727, custodian fees $8,810, Chief Compliance Officer fees $6,320 and transfer agency fees $56,181.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2018, amounted to $221,783,333 and $278,484,688, respectively.

At June 30, 2018, accumulated net unrealized appreciation on investments was $323,026,777, consisting of $336,008,263 gross unrealized appreciation and $12,981,486 gross unrealized depreciation.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods, ranking in the third quartile of the Performance Universe in all periods and in the third quartile of the Performance Group in the three most recent periods (one-, two- and three-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in four of the ten calendar years shown. The Board considered that two portfolio managers had been added to the fund’s portfolio management team in late 2015.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was above the Expense Group median and just two basis points above Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board considered the improvement in relative fund performance, but agreed to continue to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement for the remainder of the one-year term.

NOTES

NOTES

For More Information

The Dreyfus Fund Incorporated

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DREVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0026SA0618

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

                        Not applicable.

Item 13.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 22, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)